UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2014

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

13631 Progress Boulevard, Suite 400, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 13 , 2014, AxoGen, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the Company’s entry into the following agreements:  (i) a term loan agreement (the “Term Loan Agreement”) dated as of November 12, 2014, by and among the Company, as borrower, the Company’s wholly owned subsidiary AxoGen Corporation (“AC”), as guarantor,  the lenders party thereto and Three Peaks Capital S.a.r.l. (“Three Peaks”), an indirect wholly-owned subsidiary of Oberland Capital Healthcare Master Fund LP, as administrative and collateral agent for the lenders; (ii) a Revenue Interest Agreement (the “Revenue Interest Agreement”) dated as of November 12, 2014, by and between the Company and Three Peaks, (iii) a Security Agreement (the “Security Agreement”) dated as of November 12, 2014, by and among the Company, AC and Three Peaks, and (iv) a Securities Purchase Agreement (the “PDL Securities Purchase Agreement”) dated as of November 12, 2014, by and between the Company and PDL BioPharma, Inc.  This Amendment No. 1 on Form 8-K/A to the Original Form 8-K is being filed solely to file the Term Loan Agreement, the Revenue Interest Agreement, the Security Agreement and the PDL Securities Purchase Agreement as exhibits.

Item 9.01. Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description
10.1*

Term Loan Agreement dated as of November 12, 2014 among AxoGen, Inc. as Borrower, AxoGen Corporation, as Guarantor, the Lenders party hereto and Three Peaks Capital S.a.r.l., as Administrative Agent and Collateral Agent.

10.2	Revenue Interest Agreement dated as of November 12, 2014 among AxoGen, Inc., AxoGen Corporation and Three Peaks Capital S.a.r.l.
10.3	Security Agreement dated as of November 12, 2014 among AxoGen, Inc., AxoGen Corporation and Three Peaks Capital S.a.r.l.
10.4	Securities Purchase Agreement dated as of November 12, 2014, between AxoGen, Inc., and PDL BioPharma, Inc.

* Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

By:	/s/ Gregory G. Freitag
Gregory G. Freitag
General Counsel

Date:	February 4, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1*

Term Loan Agreement dated as of November 12, 2014 among AxoGen, Inc. as Borrower, AxoGen Corporation, as Guarantor, the Lenders party hereto and Three Peaks Capital S.a.r.l., as Administrative Agent and Collateral Agent.

10.2	Revenue Interest Agreement dated as of November 12, 2014 among AxoGen, Inc., AxoGen Corporation and Three Peaks Capital S.a.r.l.
10.3	Security Agreement dated as of November 12, 2014 among AxoGen, Inc., AxoGen Corporation and Three Peaks Capital S.a.r.l.
10.4	Securities Purchase Agreement dated as of November 12, 2014, between AxoGen, Inc., and PDL BioPharma, Inc.

* Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.